UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 10, 2009
MICROFINANCIAL INCORPORATED
(Exact name of registrant as specified in its charter)
MASSACHUSETTS
(State or other jurisdiction of incorporation)

1-14771	04-2962824
(Commission file number)	(IRS Employer Identification Number)
10-M Commerce Way, Woburn, MA 01801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 781-994-4800
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-10.1 Agreement and Amendment No. 1 to Restated Credit Agreement dated February 10, 2009
Ex-10.2 Additional Lender Supplement dated February 10, 2009
Ex-10.3 Commitment Increase Supplement dated February 10, 2009
Ex-99.1 Press Release dated February 13, 2009

Item 1.01. Entry into a Material Definitive Agreement.
On February 10, 2009, the Registrant’s wholly-owned subsidiary, TimePayment Corp. (the “Borrower”) entered into an amended secured revolving line of credit (the “Facility”) with Sovereign Bank, as agent (the “Agent”) and the lenders thereunder (the “Lenders”). The Facility was originally entered into in August 2007. It was amended and restated in July 2008 in order to increase the total commitment of the Lenders from $30 million to $60 million.
In connection with the most recent amendment, the total commitment of the Lenders was further increased from $60 million to $85 million, through the addition of one Lender and the increased commitment of another. Availability under the Facility remains subject to a borrowing base that is calculated with respect to eligible receivables. Under the amendment, the interest rate payable by the Borrower under the Facility for Base Rate loans was increased from the Base Rate (defined in the Facility to mean the “prime rate” made available by the Agent from time to time) to the Base Rate plus 1.75%. The interest rate on LIBOR loans was increased from LIBOR plus 2.75% to LIBOR plus 3.75%. In either case, the interest rate will not be below five percent. The Registrant was in compliance with the covenants of the Facility at the time of the February 10 amendment.
The other material terms of the Facility remain the same, including the borrowing base calculation, the maturity date of August 10, 2010, and the other affirmative and negative covenants applicable to the Registrant and the Borrower (including financial covenants). The Facility is guaranteed by the Registrant and by Leasecomm Corporation (“Leasecomm”), also a wholly-owned subsidiary of the Registrant. The Facility and related guarantees are secured by a first priority security interest in the assets of the Borrower, the Registrant and Leasecomm, including the equity interest of the Registrant in both the Borrower and Leasecomm.
The foregoing description of the Facility is a summary only, and is qualified in its entirety by reference to the Amended and Restated Credit Agreement between the parties attached to the Registrant’s Form 8-K filed on July 15, 2008 and the amendments thereto described in this report.
On February 13, 2009, the Registrant issued a press release announcing the amendment to the Facility. A copy of that press release is attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

Exhibit	Exhibit Title

Exhibit 10.1	Agreement and Amendment No. 1 to Restated Credit Agreement dated February 10, 2009

Exhibit 10.2	Additional Lender Supplement dated February 10, 2009

Exhibit 10.3	Commitment Increase Supplement dated February 10, 2009

Exhibit 99.1	Press Release dated February 13, 2009

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROFINANCIAL INCORPORATED Registrant
By:	/s/ James R. Jackson, Jr.
James R. Jackson, Jr.
Vice President and Chief Financial Officer

Dated: February 17, 2009